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                                                                    EXHIBIT 99.1


NEWS RELEASE

CONTACT:       Corporate Communications              [CONTINENTAL AIRLINES LOGO]
HOUSTON:       713.324.5080
EMAIL:         corpcomm@coair.com

NEWS ARCHIVE:  www.continental.com/news          ADDRESS: P.O. Box 4607,
                                                          Houston, TX 77210-4607


CONTINENTAL AIRLINES ANNOUNCES INITIAL
PUBLIC OFFERING OF REGIONAL AIRLINE SUBSIDIARY

         HOUSTON, July 10, 2001 -- Continental Airlines (NYSE: CAL) today announced that its wholly owned subsidiary, ExpressJet Holdings, Inc. (ExpressJet), filed a registration statement with the Securities and Exchange Commission for a proposed initial public offering of its Class A common stock. ExpressJet wholly owns ExpressJet Airlines, Inc., the regional airline that operates as Continental Express.

         Soon after the six-month anniversary of the planned offering, subject to receipt of a favorable ruling from the Internal Revenue Service, Continental Airlines intends to spin off to its stockholders the remaining shares of ExpressJet in a tax-free distribution.

         In connection with the planned offering and spin-off, Continental Airlines plans to prepay a portion of its outstanding indebtedness and has suspended its previously announced stock repurchase program until a date to be announced in the future.

         Unaudited pro forma consolidated condensed financial statements of Continental Airlines giving effect to the prepayment of debt and to the spin-off and related matters are included in this press release.

         A registration statement relating to the ExpessJet securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the ExpressJet securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. The offering will be made

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only by means of a prospectus. The terms "expected to," "plans to" and "intended to" identify forward-looking statements as defined by federal securities laws. The proposed offering and related spin-off of ExpressJet are subject to a number of conditions and approvals and there can be no assurance that an offering or spin-off will be completed as described or within the time periods outlined above. Important factors that could cause actual results to be materially different than those described in the forward-looking statements include the failure to receive an Internal Revenue Service ruling that the spin-off will be tax-free to Continental Airlines and its stockholders for U.S. federal income tax purposes.

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                        UNAUDITED PRO FORMA CONSOLIDATED
                         CONDENSED FINANCIAL STATEMENTS

         The following unaudited pro forma consolidated condensed financial statements of Continental Airlines, Inc. are derived from the application of pro forma adjustments to our historical financial statements:

o The unaudited pro forma consolidated condensed statement of operations for the three months ended March 31, 2001 gives effect to (1) the retirement of $150 million in debt in connection with the planned initial public offering of Class A common stock of our wholly owned subsidiary, ExpressJet Holdings, Inc. (which we refer to as "Holdings"), the holder of all the capital stock of ExpressJet Airlines, Inc. (formerly known as Continental Express, Inc., which we refer to as "Express"), and (2) the subsequent 100% spin-off of Holdings, as if each of these transactions had been effective as of January 1, 2001.

o The unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 2000 gives effect to (1) the retirement of $150 million in debt in connection with the planned initial public offering of Class A common stock of Holdings, (2) the subsequent 100% spin-off of Holdings and (3) the capacity purchase arrangement which replaced our previous revenue sharing arrangement with Express and went into effect on January 1, 2001, as if each of these transactions had been effective as of January 1, 2000.

o The unaudited pro forma consolidated condensed balance sheet at March 31, 2001 has been prepared as if (1) the retirement of $150 million in debt in connection with the planned initial public offering of Class A common stock of Holdings and (2) the subsequent 100% spin-off of Holdings had occurred on March 31, 2001.

         The total net proceeds from the planned initial public offering are not currently known. Consequently, that portion of the total net proceeds in excess of the amount to be used to retire at least $150 million of debt described above is not reflected in any of the following pro forma information.

         The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the transactions had been consummated at the assumed dates, nor is it necessarily indicative of future results of operations.

         These unaudited pro forma consolidated condensed financial statements should be read in conjunction with our audited historical financial statements and the related notes thereto, and the other information about our company filed with the Securities and Exchange Commission.

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
                                                              Three Months Ended March 31, 2001
                                                             (in millions, except per share data)
                                            ----------------------------------------------------------------------
                                                                                    Capacity
                                                                                    Purchase
                                                                      As            and Other
                                            Actual               Adjusted (A)      Adjustments           Pro Forma
                                            ------               ------------      -----------           ---------
PRO FORMA CONSOLIDATED
   CONDENSED STATEMENT OF
   OPERATIONS:
Operating revenue.....................      $2,451                  $2,206           $  (45)     (B)      $2,161

Operating expenses:
   Wages, salaries and related                                                           (3)     (C)
    costs.............................         758                     709              (18)     (B)         688
   Aircraft fuel......................         345                     317               (2)     (B)         315
   Aircraft rent......................         214                     175                                   175
   Maintenance, materials and
    repairs...........................         160                     128                                   128
   Other rentals and landing fees.....         141                     122                                   122
   Commissions........................         115                     115              (10)     (B)         105
   Reservations and sales.............         128                     128              (13)     (B)         115
   Depreciation and amortization......         105                     100                                   100
   Passenger servicing................          91                      87               (2)     (B)          85
   Other..............................         318                     276                                   276
                                            ------                  ------           ------               ------
                                             2,375                   2,157              (48)               2,109
                                            ------                  ------           ------               ------

Operating income......................          76                      49                3                   52
                                            ------                  ------           ------               ------

Interest income (expense), net........         (42)                    (37)               4      (D)         (33)

Other non-operating income
   (expense)..........................         (15)                    (15)               -                  (15)
                                            ------                  ------           ------               ------

Income (loss) before income taxes.....          19                      (3)               7                    4

Income tax (expense) benefit..........          (8)                      1               (3)     (E)          (2)

Distribution on preferred securities..          (2)                     (2)              -                    (2)
                                            ------                  ------           ------               ------

Net income (loss).....................      $    9                  $   (4)          $    4               $    0
                                            ======                  ======           ======               ======

Basic earnings per share..............        0.17                                                          0.00
                                            ======                                                        ======

Diluted earnings per share............        0.16                                                          0.00
                                            ======                                                        ======

Shares used in computing basic
   earnings per share.................        54.9                                                          54.9
                                            ======                                                        ======

Shares used in computing diluted
   earnings per share.................        56.4                                                          56.4
                                            ======                                                        ======

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
                                                                 Year Ended December 31, 2000
                                                             (in millions, except per share data)
                                            ----------------------------------------------------------------------
                                                                                    Capacity
                                                                                    Purchase
                                                                      As            and Other
                                            Actual               Adjusted (A)      Adjustments           Pro Forma
                                            ------               ------------      -----------           ---------
PRO FORMA CONSOLIDATED
   CONDENSED STATEMENT OF
   OPERATIONS:

Operating revenue.....................      $9,899                  $9,055            $(119)     (B)      $8,936

Operating expenses:
   Wages, salaries and related
    costs.............................       2,875                   2,719               (4)     (C)       2,715
   Aircraft fuel......................       1,393                   1,287                                 1,287
   Aircraft rent......................         844                     697                                   697
   Maintenance, materials and
    repairs...........................         646                     530                                   530
   Other rentals and landing fees.....         532                     474                                   474
   Commissions........................         526                     489                                   489
   Reservations and sales.............         455                     392                                   392
   Depreciation and amortization......         402                     379                                   379
   Passenger servicing................         362                     339                                   339
   Other..............................       1,135                     985                                   985
                                            ------                  ------            -----               ------
                                             9,170                   8,291               (4)               8,287
                                            ------                  ------            -----               ------

Operating income (loss)...............         729                     764             (115)                 649
                                            ------                  ------            -----               ------

Interest income (expense), net........        (107)                    (83)              16      (D)         (67)

Other non-operating income
   (expense)..........................         (51)                    (51)              -                   (51)
                                            ------                  ------            -----               ------

Income (loss) before income taxes.....         571                     630              (99)                 531

Income tax (expense) benefit..........        (222)                   (242)              36      (E)        (206)

Distribution on preferred securities..          (1)                     (1)              -                    (1)
                                            ------                  ------            -----               ------

Income (loss) before extraordinary
   charges............................         348                     387              (63)                 324

Extraordinary charge..................          (6)                     (6)              -                    (6)
                                            ------                  ------            -----               ------

Net income (loss).....................      $  342                  $  381            $ (63)              $  318
                                            ======                  ======            =====               ======

Basic earnings per share..............        5.62                                                           5.24
                                            ======                                                        =======

Diluted earnings per share............        5.45                                                           5.08
                                            ======                                                        =======

Shares used in computing basic
   earnings per share.................        60.7                                                           60.7
                                            ======                                                        =======

Shares used in computing diluted
   earnings per share.................        62.8                                                           62.8
                                            ======                                                        =======

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NOTES TO PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS:

(A) As adjusted amounts, reflect the removal of the historical consolidated financial results of Holdings and its wholly owned subsidiary, Express, as a result of the planned initial public offering and spin-off.
(B) Reflects the restatement of revenues from the historical revenue sharing arrangement between Continental Airlines and Express, which was based on a proration formula, to a fixed-fee capacity purchase arrangement whereby Continental Airlines pays fixed rates for each scheduled block hour of flight by aircraft operated by Express. These rates vary depending on the average length of Express's scheduled flights, Express's aggregate number of flights and the type of aircraft provided, and are otherwise subject to certain adjustments. The fixed rates used to determine the 2000 pro forma revenue were based on historical and expected operating costs, which had been set to provide Express with the capacity purchase arrangement's targeted margin on earnings before interest and taxes. Adjustments to expenses reflect the reclassification of certain items associated with Express's operations to revenue where the capacity purchase expenses are recorded. All amounts associated with the capacity purchase arrangement including the fixed fee payments, the revenue associated with passengers traveling a portion of their trip on Express and the expenses associated with these passengers are reflected together in revenue.
(C) Reflects the adjustment to profit sharing expense based on the pro forma, as adjusted income.
(D) Reflects the reduction in interest expense associated with the $150 million reduction in debt and additional interest income associated with the receivable from Express.
(E)  Reflects the income tax effects of the pro forma adjustments.

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
                                                                  March 31, 2001
                                                             (in millions of dollars)
                                              -----------------------------------------------------
                                                             As             Other
                                              Actual     Adjusted (A)    Adjustments      Pro Forma
                                              ------     ------------    -----------      ---------
PRO FORMA CONSOLIDATED
  CONDENSED BALANCE SHEET:
ASSETS:
   Cash and cash equivalents ............     $ 1,007      $   936         $    --         $   936
   Accounts receivable, net .............         572          572                             572
   Spare parts and supplies, net ........         276          240                             240
   Deferred income taxes ................         139           73                              73
   Prepayments and other ................         187          187                             187
                                              -------      -------         -------         -------
    Total current assets ................       2,181        2,008              --           2,008

   Total property and equipment, net ....       5,504        5,315                           5,315

   Routes, gates and slots ..............       1,068        1,054                           1,054
   Receivable from Express ..............                      535                             535
    Other assets ........................         515          515                             515
                                              -------      -------         -------         -------
    Total assets ........................     $ 9,268      $ 9,427         $    --         $ 9,427
                                              =======      =======         =======         =======

LIABILITIES:
   Current maturities of long-term
    debt and capital leases .............     $   361      $   359         $    --         $   359
   Accounts payable .....................         912          901                             901
   Air traffic liability ................       1,357        1,357                           1,357
   Accrued other liabilities ............         544          478                             478
                                              -------      -------         -------         -------
    Total current liabilities ...........       3,174        3,095                           3,095

   Long-term debt and capital leases ....       3,639        3,631            (150)(B)       3,481
   Deferred income taxes ................         835          835              53 (B)         888
   Other long-term liabilities ..........         208          205                             205

   Continental-Obligated Mandatorily
    Redeemable Preferred Securities
    of  Subsidiary Trust Holding
    Solely Convertible Subordinated
      Debentures ........................         243          243                             243

STOCKHOLDERS' EQUITY:
   Common stock .........................           1            1                               1
   Additional paid-in capital ...........         831          831                             831
   Retained earnings (accumulated
    deficit) ............................       1,465        1,714              97 (B)       1,811
   Other ................................      (1,128)      (1,128)                         (1,128)
                                              -------      -------         -------         -------
    Total stockholders' equity ..........       1,169        1,418              97           1,515
                                              -------      -------         -------         -------
     Total liabilities and
        stockholders' equity ............     $ 9,268      $ 9,427         $    --         $ 9,427
                                              =======      =======         =======         =======

NOTES TO PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET:

(A) As adjusted amounts reflect the removal of the financial results of Holdings and its wholly owned subsidiary, Express, as a result of the planned initial public offering and spin-off.
(B) Reflects the reduction of debt associated with the proceeds from the planned initial public offering of Holdings and the related income tax effect.

         Continental Airlines is the fifth largest airline in the U.S., offering more than 2,200 daily departures to 133 domestic and 92 international destinations. Operating hubs in Newark, Houston, Cleveland and Guam, Continental (www.continental.com) serves more international cities than any other U.S. carrier, including extensive service throughout the Americas, Europe and Asia.